UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2018

PRAXAIR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or Other jurisdiction of incorporation)

1-11037	06-124-9050
(Commission File Number)	(IRS Employer Identification No.)

10 RIVERVIEW DRIVE, DANBURY, CT	06810
(Address of principal executive offices)	(Zip Code)

(203) 837-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial account standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 Results of Operations and Financial Condition

On November 9, 2018, Praxair, Inc. made publicly available certain financial information regarding Praxair, Inc.’s results of operations for the quarter ended September 30, 2018. A copy of such information is furnished herewith as Exhibit (99.1) and is hereby incorporated by reference in this Item 2.02.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished herewith pursuant to Item 2.02 hereof:

Exhibit No.	Description

99.1	Third Quarter 2018 Financial Information dated November 9, 2018

Exhibit Index

Exhibit 99.1	Third Quarter 2018 Financial Information dated November 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC. Registrant

Date: November 9, 2018	By:	/s/ Matthew J. White
Matthew J. White
Vice President and Chief Financial Officer